Exhibit 10.9

EXECUTION VERSION

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

THIS STOCKHOLDERS’ AGREEMENT, dated as of November 13, 2012 (this “Agreement”), by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to this Agreement from time to time in accordance with the provisions herein by execution of an agreement in the form of Exhibit A or Exhibit B hereto (collectively, each such Person party to this Agreement, the “Holders,” and, individually, a “Holder”).

WHEREAS, on August 22, 2012, the Company filed a voluntary petition under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and filed with the Bankruptcy Court a Prepackaged Plan of Reorganization (the “Plan”) for which the Company commenced a solicitation of votes of the Company’s creditors on July 13, 2012;

WHEREAS, on August 13, 2012, the Company’s creditors approved, and on October 13, 2012, the Bankruptcy Court confirmed, the Plan;

WHEREAS, pursuant to the Plan, the common stock and the preferred stock of the Company issued and outstanding immediately prior to the date hereof has been cancelled; and

NOW, THEREFORE, in consideration of the promises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Definitions. As used in this Agreement:

“4% Holder” means each Holder who together with his, her or its Affiliates beneficially owns no less than four percent of the outstanding Common Stock.

“Acceptance Period” has the meaning ascribed to such term in Section 3(b)(ii).

“Adoption Agreement” has the meaning ascribed to such term in Section 8(f).

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control or shares a common investment adviser with, such first Person.

“Agreement” has the meaning ascribed to such term in the introductory paragraph hereof.

“beneficially own”, “beneficial ownership” and similar phrases shall have the meaning ascribed to such terms in Section 13(d) of the Exchange Act.

“Bankruptcy Court” has the meaning set forth in the recitals.

“Board” means the Board of Directors of the Company.

“Business Day” means a day that is not a Legal Holiday.

“Certificate of Incorporation” means the Company’s Eleventh Amended and Restated Certificate of Incorporation, as in effect on the date hereof, as the same may be amended from time to time.

“Change in Control” shall be deemed to have occurred upon (i) the occurrence of any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (within the meaning of Rule 13d-5 of the Exchange Act), other than a Permitted Investor or Permitted Investors, or (ii) (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Exchange Act) becoming the beneficial owner of, directly or indirectly, in the aggregate more than 50% of the total voting power of the voting stock of the Company or (b) the Permitted Investors becoming the beneficial owners of, directly or indirectly, in the aggregate a lesser percentage of the total voting power of the voting stock of the Company than such “person” or “group.”

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.

“Company” has the meaning ascribed to such term in the introductory paragraph hereof.

“control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Director” means a member of the Board.

“Drag-Along Holder” has the meaning ascribed to such term in Section 3(d)(i).

“Drag-Along Notice” has the meaning ascribed to such term in Section 3(d)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Exit Transfer” has the meaning ascribed to such term in Section 3(d)(i).

“Exit Transferees” has the meaning ascribed to such term in Section 3(d)(i).

“Exiting Holders” has the meaning ascribed to such term in Section 3(d)(i).

“Fully Exercising Rights Holder” has the meaning ascribed to such term in Section 4(b).

“Holder” and “Holders” has the meaning ascribed to such term in the introductory paragraph hereof.

“Holder Group” means any 4% Holder together with its Affiliates.

“HSR” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

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“Indenture” means the indenture, dated as of November 13, 2012, executed in connection with the Notes Issuance under the Plan.

“Initial Public Offering” means an initial underwritten public offering of Common Stock with a value in excess of $50 million by the Company pursuant to an effective registration statement filed by the Company with the Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act.

“Legal Holiday” means a Saturday, a Sunday or a day on which banking institutions in New York, New York are not required to be open.

“Management Incentive Plan” means the management incentive plan, when adopted in accordance with the terms of the Plan.

“New Issuance Shortfall” has the meaning ascribed to such term in Section 4(b).

“New Securities” means any shares of the Company’s capital stock, whether now authorized or not, and rights, options or warrants to purchase such capital stock and securities of any type whatsoever that are, or may become, convertible into, exercisable for or exchangeable into such capital stock; provided, however, that the term “New Securities” does not include securities issued or issuable (a) pursuant to any management or equity incentive plan or award or other similar compensation plan or award, including the Management Incentive Plan or (b) pursuant to the Plan or upon the exercise of any security issued pursuant to the Plan.

“New Securities Notice” has the meaning ascribed to such term in Section 4(b).

“Nonpurchasing Holder” has the meaning ascribed to such term in Section 4(b).

“Non-Selling Holders” has the meaning ascribed to such term in Section 3(b).

“Notes Issuance” means the issuance by the Company of $150,000,000 aggregate principal amount of notes on November 13, 2012 pursuant to the Plan.

“Notice of Intent” has the meaning ascribed to such term in Section 3(b)(i).

“Offered Securities” has the meaning ascribed to such term in Section 3(b)(i).

“Oversubscription Pro Rata Share” has the meaning ascribed to such term in Section 4(b).

“Permitted Investor” shall mean any Person which was a 4% Holder on the date hereof and any Affiliate of such 4% Holder.

“Permitted Transfer” means:

(a) in the case of any 4% Holder who is an individual, a Transfer of Common Stock to a trust or estate planning-related entity for the sole benefit of such 4% Holder;

(b) in the case of any 4% Holder that is a partnership (i) a Transfer of Common Stock to its limited, special and general partners or their equivalents as a distribution by such partnership to its partners or equivalents and (ii) a Transfer of Common Stock made to any Affiliate of such 4% Holder; or

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(c) in the case of any 4% Holder that is a corporation, company or limited liability company, (i) a Transfer of Common Stock to its stockholders or members, as the case may be, as a pro rata distribution by such Person to its stockholders or members, as the case may be and (ii) a Transfer of Common Stock made to any Affiliate of such 4% Holder.

“Person” shall be construed broadly and include an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Plan” has the meaning set forth in the recitals.

“Proportionate Percentage” means, with respect to any 4% Holder at the time of an event, a fraction (expressed as a percentage) the numerator of which is the total number of such 4% Holder’s outstanding shares of Common Stock, and the denominator of which is the total number of the 4% Holders’ outstanding shares of Common Stock, each at the time of determination.

“Pro Rata Share” has the meaning ascribed to such term in Section 4(a).

“Relative” means with respect to each 4% Holder, such 4% Holder’s spouse, former spouse, child, stepchild, parent, parent of spouse, sibling or grandchild.

“ROFR Pro Rata Share” has the meaning ascribed to such term in Section 3(b)(ii).

“Sale Period” has the meaning ascribed to such term in Section 3(b)(iii).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Selling Holder” has the meaning ascribed to such term in Section 3(b).

“subsidiary” means with respect to any Person, (i) any corporation, partnership or other entity of which shares of capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other similar managing body of such corporation, partnership or other entity are at the time owned or controlled, directly or indirectly, by such Person, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries by such Person.

“Tag-AlongAcceptance Period” has the meaning ascribed to such term in Section 3(c)(v).

“Tag-Along Holder” has the meaning ascribed to such term in Section 3(c)(iv).

“Tag-Along Sale” has the meaning ascribed to such term in Section 3(c)(v).

“Transfer” means to transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting or otherwise), transfer by operation of law or in any other way encumber or dispose of, directly or indirectly and whether or not voluntarily, any Common Stock (or any beneficial interest therein).

“Transferee” means any Person to whom a 4% Holder has Transferred Common Stock pursuant to a Transfer.

“Unpurchased New Securities” has the meaning ascribed to such term in Section 4(b).

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“Unpurchased New Securities Share” has the meaning ascribed to such term in Section 4(b).

Section 2. Board of Directors.

(a) Board Representation. The Board shall consist of no fewer than five and no more than seven Directors. One Director shall be the Company’s chief executive officer. It is hereby agreed that the initial Directors are Anthony M. Abate, John R. Brecker, Jeffrey A. Brodsky, James N. Chapman, James V. Continenza, Michael K. Robinson and Richard J. Santagati.

(b) Voting. Each 4% Holder shall vote all of its shares entitled to vote for Directors and shall take all other necessary or desirable actions within its control in furtherance thereof (including attending all Holder meetings in person or by proxy for purposes of obtaining a quorum and executing all written consents in lieu of meetings, as applicable). The Company shall take all necessary and desirable actions within its control (including calling special Board and stockholder meetings) to effectuate the provisions of this Section 2.

(c) Removal. Each Director shall hold his office until his death or until his successor shall have been duly elected and qualified. If any Director ceases to serve as a member of the Board (whether by reason of death, resignation, removal or otherwise), the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, shall be entitled to designate a successor Director to fill the vacancy created thereby, and any Director elected to fill such vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

(d) No Authority to Act. No 4% Holder, by reason of such 4% Holder’s status as a 4% Holder, shall have any authority to act for or bind the Company but shall have only the right to vote on or approve the actions to be voted on or approved by such 4% Holder as specified in this Agreement, as otherwise agreed from time to time or as required under applicable law.

Section 3. Limitations on Transfers; Right of First Refusal; Tag-Along Rights; Drag-Along Obligations.

(a) Limitations on Transfers. No 4% Holder shall permit any Transfers of its Common Stock except for Transfers made in accordance with the Securities Act, applicable blue sky laws and this Agreement. To consummate a Transfer permitted under this Section 3(a), the Transferee shall be required to execute an Adoption Agreement as set forth in Section 8(f) and thereafter shall be bound by, and entitled to the benefits of, this Agreement with respect to the transferred Common Stock in the same manner as the 4% Holder effecting such Transfer.

(i) Securities Restrictions; Legends.

(1) Each certificate representing Common Stock subject to this Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF THE BANKRUPTCY REFORM ACT OF 1978, AS AMENDED (THE “BANKRUPTCY CODE”), AND MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES

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ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(B) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(B) OF THE BANKRUPTCY CODE, THEN THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED (1) PURSUANT TO (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO BROADVIEW NETWORKS HOLDINGS, INC. (THE “COMPANY”) OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDERS’ AGREEMENT DATED AS OF NOVEMBER 13, 2012 AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS (AS AMENDED FROM TIME TO TIME). A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(2) In the event that the Company determines that shares of Common Stock shall not be represented by a certificate, within a reasonable amount of time after the issuance of any shares of Common Stock or any Transfer of shares of Common Stock, the Company shall send the registered owner of such shares a notice containing the information contained in Section 3(a)(i)(1) and any additional information required to be provided under the General Corporation Law of the State of Delaware.

(3) Each 4% Holder agrees, prior to any Transfer of any such shares, to give written notice to the Company of such 4% Holder’s intention to effect such Transfer and to comply in all other respects with the provisions of Section 3(a). Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the 4% Holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the 4% Holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such shares under the Securities Act. Such 4% Holder of such shares shall be entitled to effect a Transfer of such shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within five (5) Business Days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Transfer within five (5) Business Days after delivery of such opinion. The Company may only object to such Transfer if in its reasonable opinion the proposed Transfer involves a transaction requiring registration or qualification of such shares under the Securities Act. Each certificate or other instrument evidencing any such transferred Common Stock shall bear the legend set forth in Section 3(a)(i)(1) above. Notwithstanding the foregoing, a 4% Holder of Common Stock may Transfer all or a portion of its shares of Common Stock pursuant to a Permitted Transfer without complying with the terms

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of this Section 3(a)(i)(3) so long as such 4% Holder provides written notice of such Transfer to the Company within three (3) Business Days after the effective date of the Transfer and the other terms of this Agreement have been satisfied.

(ii) Unless otherwise expressly approved by the Board, prior to the date on which the Company has a class of equity securities registered under Section 12(b) or Section 12(g) of the Exchange Act, no Common Stock shall be Transferred, if such Transfer would (i) constitute a violation of applicable laws, (ii) result in there being more than 2,000 Holders, or 500 Holders who are not accredited investors (as such term is defined by the Commission), of record of Common Stock as determined pursuant to Section 12(g) of the Exchange Act or (iii) otherwise require the Company to register the Company’s Common Stock under the Exchange Act or any other applicable federal or state securities laws.

(b) Right of First Refusal. Each 4% Holder (a “Selling Holder”) hereby unconditionally and irrevocably grants to the other 4% Holders (other than such 4% Holder) (the “Non-Selling Holders”) a right of first refusal to purchase all or any portion of the Common Stock held by the Selling Holder that the Selling Holder may propose to Transfer (other than in connection with a Permitted Transfer or an Exit Transfer) at the same price and on the same terms and conditions as those offered to the prospective transferees upon the following terms:

(i) The Selling Holder shall give the Company prompt written notice (the “Notice of Intent”) of its intention to Transfer such Common Stock, which Notice of Intent shall include the number of shares of Common Stock to be offered (the “Offered Securities”), and the price, terms and conditions upon which the Selling Holder proposes to offer such Common Stock (which terms shall not be inconsistent with the terms of this Agreement). The consideration payable pursuant to any Transfer may consist solely of cash. The Company shall provide each Non-Selling Holder with a copy of the Notice of Intent within three (3) Business Days of receipt from the Selling Holder.

(ii) The Non-Selling Holders shall have the right for a period of ten (10) Business Days from the date on which the Notice of Intent was given by the Company to the Non-Selling Holders (the “Acceptance Period”) to accept all or any portion of the Offered Securities (including Offered Securities in excess of any such Non-Selling Holder’s ROFR Pro Rata Share) at the purchase price and on the terms stated in the Notice of Intent. Such acceptance shall be made by delivering a written notice to the Selling Holder and the Company within the Acceptance Period, which notice shall state whether such 4% Holder desires to purchase more than its ROFR Pro Rata Share. If, upon the expiration of the Acceptance Period, the aggregate amount of the Offered Securities accepted by the Non-Selling Holders exceeds the amount of Offered Securities, the Offered Securities shall be allocated to each accepting Non-Selling Holder based on such Non-Selling Holder’s pro rata share, which shall be the ratio (the “ROFR Pro Rata Share”) of (A) the number of shares of such Non-Selling Holder’s Common Stock to (B) the total number of shares of all of the Non-Selling Holders’ Common Stock.

(iii) If effective acceptance shall not have been received pursuant to Sections 3(b)(i)-(ii) above with respect to all of the Offered Securities, the Company shall have the option for a period of two (2) Business Days to purchase all or any portion of any remaining Offered Securities not subscribed for by Non-Selling Holders at the purchase price and on the terms stated in the Notice of Intent. Following expiration of this two (2) Business Day period, the Selling Holder shall be free to sell any remaining Offered Securities to a third party in a Transfer that otherwise meets the requirements of this Section 3 on terms and conditions that it deems acceptable (but at a price not less than the price and on terms not more favorable to the purchaser thereof than the price and terms stated in the Notice of Intent); provided that such sale takes place within sixty (60) days after the expiration of the Acceptance Period (the “Sale Period”). To the extent the Selling Holder Transfers all or any portion of the Offered

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Securities during the Sale Period, the Selling Holder shall promptly notify the Company, and the Company shall promptly notify the Non-Selling Holders, as to (i) the number of shares of Common Stock, if any, that the Selling Holder then owns, (ii) the number of shares of Common Stock that the Selling Holder has Transferred, (iii) the terms of such Transfer and (iv) the name of the owner(s) to whom Common Stock was Transferred. If no such sale occurs during the Sale Period, any attempted Transfer of such Common Stock shall be subject to the right of first refusal set forth in this Section 3(b).

(iv) All Transfers of Offered Securities to the Non-Selling Holders subject to this Section 3(b) shall be consummated contemporaneously with the Transfer of Securities, if any, to the Company or any third party at the principal offices of the Company on the later of (i) a mutually satisfactory Business Day within fifteen (15) days after the expiration of the Acceptance Period or (ii) the fifth Business Day following the expiration or termination of all waiting periods under the HSR. The certificates or other instruments evidencing such Offered Securities shall be duly endorsed for transfer and delivered on such closing date against payment of the purchase price for such Offered Securities, together with all other documents which are necessary to effect such Transfer.

(c) Tag-Along Rights. Except for a Permitted Transfer and following compliance with Section 3(b) hereof, if one or more Selling Holders propose a Transfer, in one transaction or in a series of related transactions (a “Tag-Along Sale”), of any Common Stock beneficially owned by such 4% Holders to any third party (other than the Company) in an amount greater than 2.0% of the outstanding shares of Common Stock, the Non-Selling Holders shall have the right to participate in such Tag-Along Sale on the following terms:

(i) The Selling Holder shall give the Company a Notice of Intent.

(ii) The Company shall deliver the Notice of Intent to each Non-Selling Holder within three (3) Business Days of receipt from the Selling Holder.

(iii) In connection with any Tag-Along Sale, each Non-Selling Holder shall have the right, in its sole discretion, to sell, for the same price per share being paid to, and otherwise on the same terms and conditions as, the Selling Holder, its Proportionate Percentage of the aggregate number of shares of Common Stock being sold in the Tag-Along Sale.

(iv) The Non-Selling Holders must exercise their “tag-along” rights by giving written notice to the Selling Holder within ten (10) Business Days of the delivery of a Notice of Intent by the Company to the Non-Selling Holders (the “Tag-Along Acceptance Period”), specifying the number of shares of Common Stock that such Non-Selling Holder desires to include in the Tag-Along Sale. Each 4% Holder exercising these “tag-along rights” is referred to as a “Tag-Along Holder.” The Selling Holder shall attempt to obtain inclusion in the Tag-Along Sale of the entire number of shares of Common Stock which the Tag-Along Holders desire to have included in the Tag-Along Sale. In the event the Selling Holder shall be unable to obtain the inclusion of such entire number of shares of Common Stock in such Tag-Along Sale, the number of shares of Common Stock to be sold in the Tag-Along Sale by the Selling Holder and each Tag-Along Holder shall be reduced on a pro rata basis according to the proportion which the number of shares of Common Stock which each such party desires to have included in the sale bears to the total number of shares of Common Stock desired by all such parties to have included in the sale.

(v) All Transfers of Common Stock pursuant to this Section 3(c) shall be consummated contemporaneously with the Transfer of Securities, if any, to any third party at the principal offices of the Company on the later of (i) a mutually satisfactory Business Day within fifteen (15) days after the expiration of the Tag-Along Acceptance Period or (ii) the fifth Business Day following the

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expiration or termination of all waiting periods under the HSR, to the extent applicable to such Transfer. The certificates or other instruments evidencing such Common Stock shall be duly endorsed for transfer and delivered on such closing date against payment of the purchase price for the number of Common Stock to be sold by each Non-Selling Holder, together with all other documents which are necessary in order to effect such Tag-Along Sale. No party to this Agreement shall Transfer any of its Common Stock to any prospective Transferee if such prospective Transferee declines to allow a Non-Selling Holder to participate in a Tag-Along Sale.

(vi) All Tag-Along Holders shall execute and deliver any documents reasonably requested by the Selling Holder, including any agreement containing indemnification obligations (which shall be several and not joint obligations) on the part of the Selling Holder and each Tag-Along Holder, provided that the indemnification obligation of each Tag-Along Holder (i) shall be limited to the consideration payable to such Tag-Along Holder, in the case of representations and warranties made by such Tag-Along Holder, and (ii) shall be computed pro rata based on the aggregate consideration payable to the Selling Holder and all Tag-Along Holders, in the case of representations and warranties made by the Company. All Tag-Along Holders shall be liable for their pro rata share of the reasonable costs and expenses incurred in connection with the Tag-Along Sale. No Tag-Along Holder shall be required to agree to any restrictive covenant in connection with any Tag-Along Sale.

(d) Drag-Along Obligations.

(i) Except for a Permitted Transfer, if any Holder or any Holders representing more than 50% of the voting power of the capital stock of the Company (individually or collectively, the “Exiting Holders”), acting together or pursuant to a common plan, understanding or arrangement (A) enter into an agreement to Transfer to any Person, in a bona fide arm’s-length transaction, all of the Common Stock beneficially owned by such Exiting Holders, (B) request that the Company consolidate or merge with any Person (in a consolidation or merger in which stockholders of the Company receive cash or securities of any other Person upon such consolidation or merger) or (C) request that the Company sell all or substantially all of the assets of the Company, to a Person (the Person referred to in clause (A), clause (B) or clause (C) being referred to herein as “Exit Transferees” and any of the transactions referred to in clause (A), clause (B) or clause (C) being referred to herein as an “Exit Transfer”), then, subject to the terms of this Section 3(d), such Exiting Holders may elect to require that each of the other Holders (each, a “Drag-Along Holder”) Transfer to such Exit Transferees all of the Common Stock beneficially owned by such Drag-Along Holder, on the same terms and conditions as those applicable to the Exiting Holders (in the case of clause (A) and/or that each Drag-Along Holder vote (or consent in writing, as the case may be) in favor of the merger or consolidation or sale of assets (in the case of clause (B) or clause (C)), and that such Drag-Along Holder shall in all other respects support the transactions contemplated by the Exit Transfer. Notwithstanding any other provision of this Agreement, the provisions of this Section 3(d) shall not apply to any Transfer of Common Stock in a public offering.

(ii) The Exiting Holders shall exercise the rights in Section 3(d)(i) by providing to the Company written notice of any Exit Transfer (the “Drag-Along Notice”), setting forth the terms of the proposed Exit Transfer and the proposed closing date. The Company shall provide each Drag-Along Holder with a copy of the Drag-Along Notice within three (3) Business Days of receipt from the Exiting Holder.

(iii) All Transfers pursuant to Section 3(d) above shall be consummated contemporaneously at the principal offices of the Company on the later of (i) a Business Day not less than fifteen (15) or more than sixty (60) days after the Drag-Along Notice is delivered to Drag-Along Holders or (ii) the fifth Business Day following the expiration or termination of all waiting periods under the

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HSR, to the extent applicable to such Transfer, or at such other time or place as the Exiting Holders and the Transferee may agree. The certificates or other instruments evidencing the Common Stock Transferred pursuant to the Exit Transfer shall be duly endorsed for transfer, and delivered on such closing date against payment for the purchase price of such Common Stock, together with all other documents which are necessary to effect such Transfer.

(v) All Drag-Along Holders shall execute and deliver any documents reasonably requested by the Exiting Holders, including any agreement containing indemnification obligations (which shall be several and not joint obligations) on the part of the Exiting Holders and each Drag-Along Holder, provided that the indemnification obligation of each Drag-Along Holder (i) shall be limited to the consideration payable to such Drag-Along Holder, in the case of representations and warranties made by such Drag-Along Holder, and (ii) shall be computed pro rata based on the aggregate consideration payable to all Holders, in the case of representations and warranties made by the Company. All Drag-Along Holders shall be liable for their pro rata share of the reasonable costs and expenses incurred in connection with the Exit Transfer by the Exiting Holders. No Drag-Along Holder shall be required to agree to any restrictive covenant in connection with any Exit Transfer. In addition, the Drag-Along Holders shall not exercise any rights of appraisal or dissenters rights that such Holder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with any Exit Transfer or any other proposal that is necessary or desirable to consummate the Exit Transfer.

(vi) Notwithstanding anything to the contrary contained herein, (A) any Transfer of Common Stock effected as an Exit Transfer shall be exempt from the provisions of Section 3(b) hereof and (B) no Exiting Holder shall be entitled to receive a control premium or an extra or special benefit not shared on a pro rata basis by all other holders of Common Stock (excluding any preferential rights of any Security expressly set forth in the Certificate of Incorporation) with respect to such Exiting Holder’s shares.

Section 4. Preemptive Rights to Purchase New Securities.

(a) Grant. Subject to the provisions of this Section 4, each 4% Holder shall have the right to purchase such 4% Holder’s Pro Rata Share of all or any part of any New Securities that the Company may from time to time issue after the date of this Agreement. A 4% Holder’s “Pro Rata Share” for purposes of this right is the ratio of (i) the number of shares of such 4% Holder’s Common Stock to (ii) the total number of shares of the Company’s capital stock then outstanding. Notwithstanding the foregoing, any 4% Holder may assign its rights under this Section 4 to any of its Affiliates upon written notice to the Company.

(b) Procedure. The Company shall give each 4% Holder at least twenty (20) days prior written notice of the Company’s intention to issue New Securities (the “New Securities Notice”), describing the type and amount of New Securities to be issued and the price and the general terms and conditions upon which the Company proposes to issue such New Securities. Each 4% Holder may purchase any or all of such 4% Holder’s Pro Rata Share of such New Securities and may elect to purchase more than such 4% Holder’s Pro Rata Share in the event that another 4% Holder does not elect to purchase its full Pro Rata Share of an issuance of New Securities (a “New Issuance Shortfall”), by delivering to the Company, within ten (10) Business Days after the date of mailing of any such New Securities Notice by the Company, a written notice specifying (i) such number of New Securities which such 4% Holder desires to purchase and (ii) whether such 4% Holder desires to purchase more than its Pro Rata Share of New Securities in the event of a New Issuance Shortfall and, if so, the maximum amount of the unsubscribed-for New Securities (the “Unpurchased New Securities”) such 4% Holder desires to purchase (an “Unpurchased New Securities Share”), for the price and upon the general terms and conditions specified in the New Securities Notice. If any 4% Holder fails to notify the Company in

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writing within such 10-Business Day period of its election to purchase any or all of such 4% Holder’s full Pro Rata Share of an offering of New Securities (a “NonpurchasingHolder”), then such Nonpurchasing Holder will forfeit the right hereunder to purchase that part of such 4% Holder’s Pro Rata Share of such New Securities that such 4% Holder did not agree to purchase. If a New Issuance Shortfall occurs, the Unpurchased New Securities shall be allocated to each 4% Holder that has elected to purchase its Pro Rata Share of New Securities and that has elected to purchase Unpurchased New Securities in the event of a New Issuance Shortfall (each, a “Fully Exercising Rights Holder”) in the amount of their Unpurchased New Securities Share. In the event that the Company is unable to allocate to each Fully Exercising Right Holder its respective Unpurchased New Securities Share due to the aggregate amount of the Unpurchased New Securities Shares equaling more than the amount of the Unpurchased New Securities, then the Unpurchased New Securities shall be allocated to each Fully Exercising Rights Holder based on its Oversubscription Pro Rata Share. A Fully Exercising Rights Holder’s “Oversubscription Pro Rata Share” is the ratio of (A) the number of shares of such Fully Exercising Rights Holder’s Common Stock to (B) the total number of shares of all of the Fully Exercising Rights Holders’ Common Stock.

(c) Failure To Exercise. In the event that the 4% Holders fail to exercise in full the purchase right within the 15-day period following delivery of the New Securities Notice, then the Company will have sixty (60) days thereafter to sell the New Securities with respect to which the 4% Holders’ rights hereunder were not exercised or to enter into an agreement for the sale of the New Securities (in which event the Company shall have 45 days from the date of the execution of such agreement to sell the New Securities). Any sale of the New Securities shall be at a price and upon terms and conditions not more favorable to the purchasers thereof than specified in the New Securities Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within the deadlines set forth in this Section 4(c), then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 4.

Section 5. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid, return receipt requested) or sent by reputable overnight courier service (charges prepaid), to the party entitled to receive such notice or other document at the address set forth on the signature page or the applicable agreement in the form of Exhibit A, Exhibit B or Exhibit C hereto. Any such notice shall be effective and deemed received three days after proper deposit in the mails. The Company, any 4% Holder or any spouse or legal representative of a 4% Holder may effect a change of address for purposes of this Agreement by giving notice of such change to the Company, and the Company shall, upon the request of any party hereto, notify such party of such change in the manner provided herein. Until such notice of change of address is properly given, the addresses set forth on the signature page or the applicable agreement in the form of Exhibit A, Exhibit B or Exhibit C hereto shall be effective for all purposes.

Section 6. Financial Statements and Other Information.

(a) Whether or not required by the rules and regulations of the Commission, the Company shall furnish to the 4% Holders: (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and its Restricted Subsidiaries (as defined in the Indenture) separate from the financial condition and results of operations

11

of the Unrestricted Subsidiaries (as defined in the Indenture) of the Company, if any) and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants; and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the Commission’s rules and regulations. Notwithstanding the foregoing, the Company may satisfy such requirements prior to the effectiveness of the registration statement contemplated by the Registration Rights Agreement, dated as of November 13, 2012 (the “Registration Rights Agreement”), among the Company, the guarantors named therein and the holders of the 10.5% Senior Secured Notes due 2017, by filing with the Commission such registration statement within the time period required for such filing as specified in the Registration Rights Agreement, to the extent that any such registration statement contains substantially the same information as would be required to be filed by the Company if it were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

(b) In addition, whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability within the time periods specified in the Commission’s rules and regulations (unless the Commission will not accept such a filing). The Company shall also furnish to the 4% Holders and prospective purchasers of Common Stock upon their request, the information required to be delivered pursuant to Rule 144(A)(d)(4) under the Securities Act.

(c) Notwithstanding the foregoing, the Company shall be deemed to have furnished such reports to the 4% Holders if it has filed such reports with the Commission via the EDGAR filing system, and such reports are publicly available.

(d) The Company shall:

(i) commencing with the furnishing of annual financial information for the fiscal year ending December 31, 2012, hold a quarterly conference call to discuss the quarterly and annual financial information contained in Section 6(a) not later than fifteen (15) Business Days from the time the Company furnishes such reports to the 4% Holders;

(ii) no fewer than three (3) Business Days prior to the date of the conference call required to be held in accordance with clause (i) above, issue a press release to the appropriate news wire services announcing the time and date of such conference call and directing the beneficial owners of, and prospective investors in, the Common Stock and securities analysts to contact an individual at the Company (for whom contact information shall be provided in such press release) to obtain such financial information and information on how to access such conference call; and

(iii) maintain a website to which beneficial owners of, and prospective investors in, the Common Stock and securities analysts are given access and to which the financial information required by Section 6(a) are posted along with, as applicable, details on the time and date of the conference call required by clause (i) above and information on how to access that conference call.

Section 7. Termination. This Agreement shall terminate upon the first to occur of (a) execution of a written agreement to such effect by all parties hereto who are 4% Holders at the time of such execution, (b) upon the pricing of an Initial Public Offering or (c) the closing of a transaction that would constitute a Change in Control. In addition, the rights and obligations of each Holder under this Agreement shall terminate as to such Holder upon the Transfer of all Common Stock owned by such Holder in accordance with this Agreement.

12

Section 8. Miscellaneous Provisions.

(a) Transfer in Violation of Agreement. Any Transfer or attempted Transfer in breach of this Agreement shall be void and of no effect. In connection with any attempted Transfer in breach of this Agreement, the Company may hold and refuse to transfer any Common Stock or any certificate therefor, in addition to and without prejudice to any and all other rights or remedies which may be available to it or the 4% Holders. Each party to this Agreement acknowledges that a remedy at law for any breach or attempted breach of this Agreement shall be inadequate, agrees that each other party to this Agreement shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach and further agrees to waive (to the extent legally permissible) any legal conditions required to be met for the obtaining of any such injunctive or other equitable relief (including posting any bond in order to obtain equitable relief).

(b) United States Real Property Interest. The Common Stock is not a “United States real property interest”, as that term is defined in Section 897(c)(1)(A) of the Internal Revenue Code of 1986, as amended. The Company agrees to provide a notice pursuant to, and complying with the requirements of, U.S. Treasury Regulations Section 1.897-2(h) within 15 days of the request for such a notice from any 4% Holder.

(c) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(d) No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person or entity other than the parties hereto and their respective successors and assigns any remedy or claim under or by reason of this Agreement or any terms, covenants or conditions hereof, and all of the terms, covenants, conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

(e) Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and other documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

(f) Transfers; Successors and Assigns. No 4% Holder may Transfer shares of Common Stock unless the Transferee first executes an Adoption Agreement in the form attached hereto as Exhibit C (each, an “Adoption Agreement”). The 4% Holder shall notify the Company immediately upon any such Transfer and shall promptly provide a copy of the executed Adoption Agreement to the Company. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and to such additional Persons that may become 4% Holders of the Company and parties hereto for the uses and purposes set forth and referred to herein.

(g) Counterparts. This Agreement may be executed in one or more counterparts, and may be delivered by means of facsimile or electronic transmission in portable document format, each of which shall be deemed to be an original and shall be binding upon the party who executed the same, but all of such counterparts shall constitute the same agreement. The failure of any Holder to execute this Agreement does not make it invalid as against any other Holder.

13

(h) Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

(i) Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in the Court of Chancery of the State of Delaware, the courts of the United States of America for the District of Delaware and appellate courts thereof, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. No course of dealing between the Company, or its subsidiaries, and the Holders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(j) Complete Agreement; Inconsistent Agreements. This Agreement and any certificates, documents, instruments and writings delivered pursuant to it represent the complete agreement between the parties hereto as to all matters covered hereby, and supersedes any prior agreements or understandings between the parties.

(k) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(l) Amendments; Waivers. Neither this Agreement nor any provision hereof may be amended, modified, waived or supplemented in any manner, whether by course of conduct or otherwise, except with the consent of the Company and 4% Holders consisting of the largest Holder Group and one additional Holder Group, provided that such 4% Holders represent at least a majority of the issued and outstanding Common Stock held by the 4% Holders. Notwithstanding the foregoing, in order to effect any amendment of, modification of, waiver of or supplement to the provisions of this Agreement that

14

would adversely affect an individual 4% Holder disproportionately as compared to all other 4% Holders, the Company must obtain the prior written consent of such 4% Holder. No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

15

This Agreement is executed by the Company and by each other Person who beneficially owns outstanding Common Stock and elects to become party to this Agreement from time to time in accordance with the provisions herein to be effective as of the date first above written.

Company:

BROADVIEW NETWORKS HOLDINGS, INC.

By:
Name: Michael K. Robinson
Title: President + CEO

Broadview Networks Holdings, Inc.
800 Westchester Avenue
Suite N-501
Rye Brook, New York 10573
Attention: General Counsel
Facsimile Number: (914) 742-5818

Signature Page to Stockholders’ Agreement

EXHIBIT A

FORM OF HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled only to the rights and privileges set forth in Section 3(d) of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of the Undersigned	Name of Spouse

Signature	Signature

Date	Date

Address for notices:

EXHIBIT B

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of the Undersigned	Name of Spouse

Signature	Signature

Date	Date

Address for notices:

EXHIBIT C

ADOPTION AGREEMENT

This Adoption Agreement (this “Adoption”) is executed pursuant to the terms of the Stockholders’ Agreement dated as of November 13, 2012, a copy of which is attached hereto (the “Stockholders’ Agreement”), by the undersigned (the “Undersigned”) executing this Adoption. By the execution of this Adoption, the Undersigned agrees as follows:

1. Acknowledgement. The Undersigned acknowledges that the Undersigned is acquiring certain shares of Common Stock of Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Stockholders’ Agreement. Capitalized terms used herein without definition are defined in the Stockholders’ Agreement and are used herein with the same meanings set forth therein.

2. Agreement. The Undersigned (a) agrees that the shares of Common Stock acquired by the Undersigned, and certain other shares of Common Stock that may be acquired by the Undersigned in the future, shall be bound by and subject to the terms of the Stockholders’ Agreement, pursuant to the terms thereof, and (b) hereby adopts the Stockholders’ Agreement with the same force and effect as if the Undersigned were originally a party thereto.

3. Notice. Any notice required as permitted by the Stockholders’ Agreement shall be given to the Undersigned at the address listed below the Undersigned’s signature below.

4. Joinder. The spouse of the Undersigned, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Stockholders’ Agreement, to the terms of the Stockholders’ Agreement.

Name of the Undersigned	Name of Spouse

Signature	Signature

Date	Date

Address for notices:

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Master Trust Bank of Japan Ltd. Re: Fidelity US High Yield

By:	Fidelity Management & Research Company, as Investment Manager

Adrien Deberghes
Authorized Signatory

Address for Notices:	c/o Nathan Van Duzer Fidelity Investments 82 Devonshire Street, V13H Boston, MA 02109

with copies to (which shall not constitute notice):

c/o Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310 Attn: Michael Lerman 15th Floor Corporate Actions

and

Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Attention: Michael Sage Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity Funds – US High Income

By:	Fidelity Management & Research Company, as Investment Manager

Adrien Deberghes
Authorized Signatory

Address for Notices:	c/o Nathan Van Duzer Fidelity Investments 82 Devonshire Street, V13H Boston, MA 02109

with copies to (which shall not constitute notice):

c/o Brown Brothers Harriman & Co. 525 Washington Blvd Jersey City, NJ 07310 Attn: Michael Lerman 15th FI. Corporate Actions

and

Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Attention: Michael Sage Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund

Adrien Deberghes
Deputy Treasurer

Address for Notices:	c/o Nathan Van Duzer Fidelity Investments 82 Devonshire Street, Vl3H Boston, MA 02109

with copies to (which shall not constitute notice):

525 William Penn Place Room: 153-0400 Pittsburgh, PA 15259 Attn: Stacey Wolfe

and

Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Attention: Michael Sage Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity Summer Street Trust: Fidelity Global High Income Fund

Adrien Deberghes
Deputy Treasurer

Address for Notices:	c/o Nathan Van Duzer Fidelity Investments 82 Devonshire Street, V13H Boston, MA 02109

with copies to (which shall not constitute notice):

c/o Michael O’Neill LCC5 2 Avenue De Lafayette Boston, MA 02111

and

Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Attention: Michael Sage Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity Puritan Trust: Fidelity Puritan Fund

Adrien Deberghes
Deputy Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

c/o JPMorgan Chase Bank 1 JIP Building Attn: Information Services Dept., 12th Floor 14201 Dallas Parkway Dallas, TX 75254

and

Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Attention: Michael Sage Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity Summer Street Trust: Fidelity Series High Income Fund

Adrien Deberghes
Deputy Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

525 William Penn Place
Room 153-0400
Pittsburgh, PA 15259
Attn: Stacey Wolfe

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of lnstitution:	Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2

Adrien Deberghes
Deputy Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

c/o JPMorgan Chase Bank
1 JIP Building
Attn: Information Services Dept. 12th Floor
14201 Dallas Parkway
Dallas, TX 75254

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity Summer Street Trust: Fidelity High Income Fund

Adrien Deberghes
Deputy Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

525 William Penn Place
Room: 153-0400
Pittsburgh, PA 15259
Attn: Stacey Wolfe

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Pyramis High Yield Fund, LLC

By:	Pyramis Global Advisors LLC, as Investment Manager

Dave Censorio
Assistant Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

c/o Brown Brothers Harriman & Co.
525 Washington Blvd.
Jersey City, NJ 07310
Attn: Michael Lerman 15th Floor
Corporate Actions

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	The Assets Management Committee of the Coca-Cola Company Master Retirement Trust

By:	Pyramis Global Advisors Trust Company, as Investment Manager

Dave Censorio
Assistant Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

Northern Trust Company
c/o Peter McDonough
801 S Canal St. CIN
Chicago, IL 60607

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockho|ders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity American High Yield Fund

By:	Fidelity Investments Canada ULC, in its capacity as Trustee

Kevin Barber
Senior Vice President, Risk Management & Fund Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

525 William Penn Place
Room: 153-0400
Pittsburgh, PA 15259
Attn: Stacey Wolfe

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity Canadian Asset Allocation Fund

By:	Fidelity Investments Canada ULC, in its capacity as Trustee

Kevin Barber
Senior Vice President, Risk Management & Fund Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

525 William Penn Place
Room 153-0400
Pittsburgh, PA 15259
Attn: Stacey Wolfe

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	MET Investors Series Trust – BlackRock High Yield Portfolio

By:	Blackrock Financial Management, Inc., its Investment Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: group1&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	IG FI Canadian Allocation Fund

By:	Fidelity Investments Canada ULC, as Investment Advisor

Kevin Barber
Senior Vice President, Risk Management & Fund Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, VI 3H
Boston, MA 02109

with copies to (which shall not constitute notice):

525 William Penn Place
Room: 153-0400
Pittsburgh, PA 15259
Attn: Stacey Wolfe

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	Fidelity Canadian Balanced Fund

By:	Fidelity Investments Canada ULC, in its capacity as Trustee

Kevin Barber
Senior Vice President, Risk Management & Fund Treasurer

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

525 William Penn Place
Room: 153-0400
Pittsburgh, PA 15259
Attn: Stacey Wolfe

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	FIL Investment Services (UK) limited, acting as agent for and on behalf of Fidelity Investments Funds, in relation to Fidelity Global High Yield Fund

Olivier Szwarcberg
Authorized Signatory

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

J.P. Morgan
14201 North Dallas Parkway, Floor 09
Dallas, TX 75254-2916

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

Broadview Networks Holdings, Inc.

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	FIL Investments International, acting as agent for and on behalf of Fidelity Funds SICAV in relation to the Global High Yield Focus Pool

Olivier Szwarcberg
Authorized Signatory

Address for Notices:	c/o Nathan Van Duzer
Fidelity Investments
82 Devonshire Street, V13H
Boston, MA 02109

with copies to (which shall not constitute notice):

c/o Brown Brothers Harriman & Co.
525 Washington Blvd.
Jersey City, NJ 07310
Attn: Michael Lerman, 15th Floor
Corporate Actions

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

Broadview Networks Holdings, Inc.

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	WATERSHED CAPITAL PARTNERS, L.P.

By:	WS Partners, L.L.C., its General Partner

Q. Munir Alam Managing Member

Address for Notices:	c/o Watershed Asset Management, L.L.C.
One Maritime Plaza, Suite 1525
San Francisco, CA. 94111
Telephone: (415) 391-8900
Facsimile: (415) 391-3919
E-mail: legal@wcap.com

with a copy to (which shall not constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	WATERSHED CAPITAL PARTNERS II, L.P.

By:	WS Partners, L.L.C., its General Partner

Q. Munir Alam Managing Member

Address for Notices:	c/o Watershed Asset Management, L.L.C.
One Maritime Plaza, Suite 1525
San Francisco, CA 94111
Telephone: (415) 391-8900
Facsimile: (415) 391-3919
E-mail: legal@wcap.com

with a copy to (which shall not constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	WATERSHED CAPITAL INSTITUTIONAL, PARTNERS, L.P.

By:	WS Partners, L.L.C., its General Partner

Q. Munir Alam Managing Member

Address for Notices:	c/o Watershed Asset Management, L.L.C.
One Maritime Plaza, Suite 1525
San Francisco, CA 94111
Telephone; (415) 391-8900
Facsimile: (415) 391-3919
E-mail: legal@wcap.com

with a copy to (which shall not constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	WATERSHED CAPITAL INSTITUTIONAL PARTNERS II, L.P.

By:	WS Partners, L.L.C., its General Partner

Q. Munir Alam
Managing Member

Address for Notices:	c/o Watershed Asset Management, L.L.C.
One Maritime Plaza, Suite 1525
San Francisco, CA 94111
Telephone: (415) 391-8900
Facsimile: (415) 391-3919
E-mail: legal@wcap.com

with a copy to (which shall not constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of lnstitution:	WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND, L.P.

By:	WS Partners, L.L.C., its General Partner

Q. Munir Alum
Managing Member

Address for Notices:	c/o Watershed Asset Management, L.L.C.
One Maritime Plaza, Suite 1525
San Francisco, CA 94111
Telephone: (415) 391-8900
Facsimile: (415) 391-3919
E-mail: legal@wcap.com

with a copy to (which shall not constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	WATERSHED CAP1TAL PARTNERS (OFFSHORE) MASTER FUND II, L.P.

By:	WS Partners, L.L.C., its General Partner

Q. Munir Alam
Managing Member

Address for Notices:	c/o Watershed Asset Management, L.L.C.
One Maritime Plaza, Suite 1525
San Francisco, CA 941l1
Telephone: (415) 391-8900
Facsimile: (415) 391-3919
E-mail: legal@wcap.com

with a copy to (which shall not constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	MSD Credit Opportunity Fund, L.P.

By:	MSDC Management, L.P., its Investment Manager

Marcello Liguori
Managing Director

Address for Notices:	c/o Marcello Liguori
645 Fifth Avenue, 21st Floor
New York, NY 10022
Telephone: (212) 303-1650
Facsimile: (212) 303-1772
E-mail: mliguori@msdcapital.com

with a copy to (which shall not constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock Global Funds – US Dollar High Yield Bond Fund

By:	Blackrock Financial Management, lnc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	The PNC Financial Services Group, Inc. Pension Plan

By:	Blackrock Financial Management, Inc., its Investment Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o Blackrock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o Blackrock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	National Telecommunications Cooperative Association

By:	Blackrock Financial Management, Inc., its Investment Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defeliee@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock Corporate High Yield Fund V, Inc.

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock Corporate High Yield Fund VI, Inc.

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock High Income Shares

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock Global Funds Global High Yield Bond Fund

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the from of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted, by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock Corporate High Yield Fund III, Inc.

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock Corporate High Yield Fund, Inc.

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	California State Teachers’ Retirement System

By:	Blackrock Financial Management, Inc., its Investment Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Arm: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock High Yield V.L Fund of BlackRock Variable Series Funds, Inc.

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock High Yield Portfolio of the BlackRock Series Fund, Inc.

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock Funds II – BlackRock High Yield Bond Portfolio

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, lnc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock High Yield Trust

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, Inc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]

FORM OF 4% HOLDER OPT-IN ELECTION

TO

STOCKHOLDERS’ AGREEMENT OF

BROADVIEW NETWORKS HOLDINGS, INC.

Reference is hereby made to that certain stockholders’ agreement (the “Agreement”) dated as of November 13, 2012, by and among Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and each other Person who beneficially owns outstanding Common Stock and elects to become party to the Agreement from time to time in accordance with the provisions therein by execution of an agreement in the form of Exhibit A or Exhibit B thereto. Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

The undersigned, together with his, her or its Affiliates, hereby represents that he, she or it beneficially owns no less than four percent of the outstanding Common Stock of the Company. The undersigned hereby irrevocably elects to opt-in to the Agreement and acknowledges and agrees that he, she or it is entitled to all of the rights and privileges of the Agreement.

Any notice required as permitted by the Agreement shall be given to the undersigned at the address listed below the undersigned’s signature below. The spouse of the undersigned, if applicable, executes this agreement to opt-in to the Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Agreement, to the terms of the Agreement.

This agreement to opt-in to the Agreement and all disputes or controversies arising out of or relating hereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

Name of Institution:	BlackRock Strategic Bond Trust

By:	Blackrock Financial Management, Inc., its Sub-Advisor

Matthew J. Savino
Authorized Signatory

Address for Notices:	c/o BlackRock Financial Management, lnc.
Leveraged Finance Group
55 East 52nd Street
New York, NY 10055
Attn: Alex DeFelice
Email: alexander.defelice@blackrock.com

with copies to (which shall not constitute notice):

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Vincent Taurassi
Email: groupl&custransactions@blackrock.com

and

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Michael Sage
Facsimile: (212) 698-3599

[Signature Page to Opt-in Election to Stockholders’ Agreement]